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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): January 1, 1996


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                                  PRONET INC.
               (Exact name of issuer as specified in its charter)


      DELAWARE                       0-16029                     75-1832168
   (State or other           (Commission File Number)       (I.R.S. Employer
   jurisdiction of                                       Identification Number)
   incorporation)

  6340 LBJ FREEWAY                                                 75240
   DALLAS, TEXAS                                                 (Zip Code)
(Address of Principal
 Executive Offices)



         Registrant's telephone number, including area code: (214) 687-2000

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     In October 1995, December 1995 and January 1996, Contact Communications Inc., a Delaware corporation ("CCI") and subsidiary of ProNet Inc. (the "Company"), completed a total of five acquisitions. The first acquisition on October 2, 1995, involved the purchase of substantially all of the paging assets of Paging and Cellular of Texas, a Sole Proprietorship ("Paging & Cellular"), for approximately $9.5 million paid in cash at closing, pursuant to an Asset Purchase Agreement dated as of September 30, 1995, by and among Daniel
L. Sheppard dba Paging and Cellular of Texas (the "Paging & Cellular Seller") and CCI. Concurrently with the closing of the Paging & Cellular acquisition, CCI entered into a noncompetition agreement with the Paging & Cellular Seller. The acquisition was effective September 30, 1995.

     Paging & Cellular is a reseller of paging services, and their subscribers have previously been included in the Company's reseller subscriber base. The assets acquired include accounts receivable and pager inventory. CCI intends to continue to use the assets acquired from Paging & Cellular to provide paging services and does not intend to devote such assets to other purposes.

     On December 1, 1995, CCI completed the acquisition of all of the outstanding capital stock of Apple Communication, Inc., an Illinois corporation ("Apple"), for approximately $13.0 million, comprised of approximately $8.5 million paid in cash and approximately $4.5 million in stock at closing, pursuant to a Stock Purchase Agreement dated as of October 6, 1995, by and among Apple, Salvatore Zarcone ("Zarcone") and Jill DiFoggio ("DiFoggio" and together with Zarcone, the "Apple Sellers"), and CCI. Concurrently with the closing of the Apple acquisition, CCI entered into noncompetition agreements with the Apple Sellers.

     Apple is a provider of commercial paging services and serves approximately 41,500 subscribers. The assets acquired include accounts receivable, pager inventory, and certain fixed assets associated with the operation of the paging system. CCI intends to continue to use the assets acquired from Apple to provide paging services and does not intend to devote such assets to other purposes.

     The Company funded the Paging & Cellular and Apple acquisitions with proceeds from its issuance of its 11 7/8% senior subordinated debentures due 2005. The consideration paid for the assets of Paging & Cellular and the outstanding capital stock of Apple was determined through arm's length negotiations between CCI and the Paging & Cellular Seller and the Apple Sellers.

     A Form 8-K was not previously filed for the above acquisitions as they did not qualify as significant acquisitions by the Company in accordance with the definition of a significant acquisition in Rule 3.05 of Regulation S-X. However, since the aggregate impact of the above individually insignificant businesses acquired exceeded the reporting requirements of Rule 3.05 when combined with the following acquisitions, Paging & Cellular and Apple are included on this Form 8-K.

     Effective January 1, 1996, CCI completed three acquisitions. The first acquisition involved the purchase of substantially all of the paging assets of Sun Paging Communications, a Florida general partnership ("Sun"), for approximately $2.3 million paid in cash at closing, pursuant to an Asset Purchase Agreement dated as of November 10, 1995, by and among Sun (the "Sun Seller"), Palmer Communications Incorporated ("Palmer"), American Mobilphone, Inc. ("American", collectively with Palmer, the "Sun Partners"), CCI and the Company. Concurrently with the closing of the Sun acquisition, CCI entered into a noncompetition agreement with the Sun Seller and the Sun Partners. This acquisition was completed on January 2, 1996.

     Effective January 1, 1996, CCI acquired substantially all of the paging assets of SigNet Paging of Raleigh, Inc., a North Carolina corporation ("Signet Raleigh"), for approximately $8.7 million comprised of approximately $4.7 million paid in cash and $3.2 million in common stock of the Company at closing and an $800,000 deferred payment which is due and payable on or before January 3, 1997, and is payable, at the Company's discretion, either in shares of common stock of the Company, or cash, pursuant to an Asset Purchase Agreement dated as of September 27, 1995, by and among Signet Raleigh (the "Signet Raleigh Seller"), W. David Sweatt (the "Signet Raleigh Shareholder") and CCI. Concurrently with the closing of the Signet Raleigh acquisition, CCI entered into noncompetition agreements with the Signet Raleigh Shareholder, Sam A. Miles, Lee Miles and the Signet Raleigh Seller. The acquisition was completed January 3, 1996.

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     Also effective January 1, 1996, CCI acquired all of the outstanding capital stock of Cobbwells, Inc. d/b/a Page One, a Georgia business corporation ("Page One") for approximately $19.7 million comprised of approximately $14.8 million paid in cash at closing and a $4.9 million deferred payment which is due and payable on or before January 5, 1997, and is payable, at the Company's discretion, either in shares of common stock of the Company, or cash, pursuant to a Stock Purchase Agreement dated as of November 22, 1995, by and among Page One, James H. Cobb, III ("Cobb") and Warren K. Wells ("Wells" and together with Cobb, the "Page One Sellers"), CCI and the Company. Concurrently with the closing of the Page One acquisition, CCI entered into noncompetition agreements with the Page One Sellers. The acquisition was completed on January 5, 1996.

     Sun, Signet Raleigh and Page One are all providers of commercial paging services. Sun serves more than 12,000 subscribers in Florida. Signet Raleigh provides paging services to over 13,000 subscribers in the Raleigh area. Page One's Georgia paging system serves over 30,000 subscribers. The assets acquired include accounts receivable, pager inventories and certain fixed assets associated with the operation of the paging systems. CCI intends to continue to use the assets acquired from Sun, Signet Raleigh and Page One to provide paging services and does not intend to devote such assets to other purposes.

     The Company funded $7.3 million of cash for the acquisitions of Sun, Signet Raleigh and Page One with proceeds from its issuance of its 11 7/8% senior subordinated debentures due 2005. The remaining $14.5 million was funded from borrowings under the Amended and Restated Credit Agreement dated as of February 9, 1995, by and between The First National Bank of Chicago, as Agent and the Company. The consideration paid for the assets of Sun and Signet Raleigh and the outstanding capital stock of Page One was determined through arm's length negotiations between CCI and the Sun Partners, the Signet Raleigh Shareholder and the Page One Sellers.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     The following financial statements and pro forma financial information are attached hereto and filed as part of this report:

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

       Paging & Cellular
       - Audited Statement of Net Liabilities as of December 31, 1994 and Audited Statement of Revenues and Expenses for the year ended December 31, 1994 (filed as an Exhibit to the Registrant's Current Report on Form 8-K, dated September 14, 1995, and incorporated herein by reference).
       - Unaudited Balance Sheet as of September 30, 1995, Unaudited Statement of Income and Owner's Equity for the nine months ended September 30, 1995 and Unaudited Statement of Cash Flows for the nine months ended September 30, 1995. Attached hereto as Exhibit 99.1 are unaudited financial statements as of and for the nine months ended September 30, 1995.

       Apple
       - Audited Balance Sheet as of December 31, 1994, Audited Statement of Income and Retained Earnings for the year ended December 31, 1994 and Audited Statement of Cash Flows for the year ended December 31, 1994 (filed as an Exhibit to the Registrant's Current Report on Form 8-K,
          dated September 14, 1995, and incorporated herein by reference).
       -  Unaudited Balance Sheet as of September 30, 1995, Unaudited Statement
          of Income and Retained Earnings for the nine months ended September
          30, 1995 and Unaudited Statement of Cash Flows for the nine months ended September 30, 1995. Attached hereto as Exhibit 99.2 are unaudited financial statements as of and for the nine months ended September 30, 1995.

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       Sun
       - Audited Balance Sheets as of December 31, 1994 and 1993, and Audited Statements of Operations, Partners' Equity and Cash Flows for the year ended December 31, 1994 and the period from August 6, 1993 (inception) to December 31, 1993. Attached hereto as Exhibit 99.3 are audited financial statements as of December 31, 1994 and 1993, for the year ended December 31, 1994, and for the period from August 6, 1993 to December 31, 1993.
       - Unaudited Balance Sheet as of September 30, 1995, and Unaudited Statements of Operations, Partners' Equity and Cash Flows for the nine months ended September 30, 1995. Attached hereto as Exhibit
          99.3 are unaudited financial statements as of and for the nine months ended September 30, 1995.

       Signet Raleigh
       - Audited Balance Sheet as of December 31, 1994, and Audited Statements of Operations, Stockholders' Equity and Cash Flows for the year ended December 31, 1994 (filed as an Exhibit to the Registrant's Current Report on Form 8-K, dated September 14, 1995, and incorporated herein by reference).
       - Unaudited Balance Sheet as of September 30, 1995, and Unaudited Statement of Operations and Stockholders' Equity and Unaudited Statement of Cash Flows for the nine months ended September 30, 1995. Attached hereto as Exhibit 99.4 are unaudited financial statements as of and for the nine months ended September 30, 1995.

       Page One
       - Audited Balance Sheet as of December 31, 1994, Audited Statement of Operations and Accumulated Deficit and Audited Statement of Cash Flows for the year ended December 31, 1994 (filed as an Exhibit to the Registrant's Current Report on Form 8-K, dated September 14, 1995, and incorporated herein by reference).
       - Unaudited Balance Sheet as of September 30, 1995, Unaudited Statement of Operations and Accumulated Deficit and Unaudited Statement of Cash Flows for the nine months ended September 30, 1995. Attached hereto as Exhibit 99.5 are unaudited financial statements as of and for the nine months ended September 30, 1995.

     (b)  PRO FORMA FINANCIAL INFORMATION.

       - Unaudited Pro Forma Condensed Balance Sheet for the Company as of September 30, 1995, consolidating the assets and certain liabilities of the Company, Paging & Cellular, Apple, Sun, Signet Raleigh and Page One.
       - Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Company for the year ended December 31, 1994 and the nine months ended September 30, 1995, incorporating the operating revenues and expenses of the Company, Contact Communications, Inc. ("Contact"), Radio Call Company, Inc. and Affiliates ("Radio Call"), the RCC Division of Chicago Communication Service, Inc. ("ChiComm"), High Tech Communications Corp. ("High Tech"), Signet Paging of Charlotte, Inc. ("Signet"), Carrier Paging Systems, Inc. ("Carrier"), All City Communication Company, Inc. ("All City"), Metropolitan Houston Paging Services, Inc. ("Metropolitan"), Americom Paging Corporation ("Americom"), Gold Coast Paging, Inc. ("Gold Coast"), Lewis Paging, Inc. ("Lewis"), Paging & Cellular, Apple, Sun, Signet Raleigh and Page One.

     The Pro Forma Condensed Consolidated Statements of Operations include reasonable estimates of costs and expenses which will be incurred by the Company in connection with the operation of Contact, Radio Call, ChiComm, High Tech, Signet, Carrier, All City, Metropolitan, Americom, Gold Coast, Lewis, Paging & Cellular, Apple, Sun, Signet Raleigh and Page One. Operating results for the nine month period are not necessarily indicative of results that may be expected for the full year. The pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of the Registrant and the financial statements of Paging & Cellular, Apple, Sun, Signet Raleigh and Page One included or incorporated by reference in this Form 8-K.

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     Attached hereto as Exhibit 99.6 are pro forma condensed consolidated financial statements and notes thereto of the Company and its completed acquisitions.

     (c)  EXHIBITS.

     10.1 Asset Purchase Agreement dated September 30, 1995, regarding the acquisition of substantially all of the paging assets of Paging and Cellular of Texas, by and among CCI, Paging and Cellular of Texas and Daniel L. Sheppard (filed as an Exhibit to the Registrant's Form 10-Q for the quarterly period ended September 30, 1995, and incorporated herein by reference).
     10.2 Stock Purchase Agreement dated October 6, 1995, regarding the acquisition of all of the outstanding capital stock of Apple Communication, Inc., by and among CCI, Apple Communication, Inc., Salvatore Zarcone and Jill DiFoggio.
     10.3 Asset Purchase Agreement dated November 10, 1995, regarding the acquisition of substantially all of the paging assets of Sun Paging Communications, by and among Sun Paging Communications, Palmer Communications Incorporated, American Mobilphone, Inc., CCI and the Company.
     10.4 Asset Purchase Agreement dated September 27, 1995, regarding the acquisition of substantially all of the paging assets of SigNet Paging of Raleigh, Inc., by and among CCI, SigNet Paging of Raleigh, Inc. and
          W. David Sweatt.
     10.5 Stock Purchase Agreement dated November 22, 1995, regarding the acquisition of all of the outstanding capital stock of Cobbwells, Inc. d/b/a Page One, by and among the Company, CCI, Cobbwells, Inc. d/b/a Page One, James H. Cobb, III and Warren K. Wells.
     23.1 Consent of Ernst & Young LLP, Independent Auditors

     Financial information of businesses acquired:

     99.1 Paging and Cellular of Texas
          Balance Sheet as of September 30, 1995 (unaudited)
          Statement of Income and Owner's Equity for the nine months ended September 30, 1995 (unaudited)
          Statement of Cash Flows for the nine months ended September 30, 1995 (unaudited)
     99.2 Apple Communication, Inc.
          Balance Sheet as of  September 30, 1995 (unaudited)
          Statement of Income and Retained Earnings for the nine months ended September 30, 1995 (unaudited)
          Statement of Cash Flows for the nine months ended September 30, 1995 (unaudited)
     99.3 Sun Paging Communications
          Report of Independent Auditors
          Balance Sheets as of December 31, 1994, December 31, 1993 and September 30, 1995 (unaudited)
          Statements of Operations for the year ended December 31, 1994, the period from August 6, 1993 (inception) to December 31, 1993 and the nine months ended September 30, 1995 (unaudited)
          Statements of Partners' Equity for the year ended December 31, 1994, the period from August 6, 1993 (inception) to December 31, 1993 and the nine months ended September 30, 1995 (unaudited)
          Statements of Cash Flows for the year ended December 31, 1994, the period from August 6, 1993 (inception) to December 31, 1993 and the nine months ended September 30, 1995 (unaudited)
     99.4 SigNet Paging of Raleigh, Inc.
          Balance Sheet as of September 30, 1995 (unaudited)
          Statement of Operations and Stockholders' Equity for the nine months ended September 30, 1995 (unaudited)
          Statement of Cash Flows for the nine months ended September 30, 1995 (unaudited)
     99.5 Cobbwells, Inc. d/b/a Page One
          Balance Sheet as of September 30, 1995 (unaudited)
          Statement of Operations and Accumulated Deficit for the nine months ended September 30, 1995 (unaudited)
          Statement of Cash Flows for the nine months ended September 30, 1995 (unaudited)

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     Pro Forma Condensed Consolidated Financial Statements of ProNet Inc.:

     99.6 Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1995 (unaudited)
          Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1994 (unaudited)
          Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1995 (unaudited)

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                                     SIGNATURE

   Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PRONET INC.
                                        (Registrant)


                                        By: /s/  JAN E. GAULDING
                                           -----------------------
                                               Jan E. Gaulding
                                          Senior Vice President and
                                           Chief Financial Officer
                               (principal financial and accounting officer)

Date:  January 16, 1996

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                                INDEX TO EXHIBITS

     10.1 Asset Purchase Agreement dated September 30, 1995, regarding the acquisition of substantially all of the paging assets of Paging and Cellular of Texas, by and among CCI, Paging and Cellular of Texas and Daniel L. Sheppard (filed as an Exhibit to the Registrant's Form 10-Q for the quarterly period ended September 30, 1995, and incorporated herein by reference).
     10.2 Stock Purchase Agreement dated October 6, 1995, regarding the acquisition of all of the outstanding capital stock of Apple Communication, Inc., by and among CCI, Apple Communication, Inc., Salvatore Zarcone and Jill DiFoggio.
     10.3 Asset Purchase Agreement dated November 10, 1995, regarding the acquisition of substantially all of the paging assets of Sun Paging Communications, by and among Sun Paging Communications, Palmer Communications Incorporated, American Mobilphone, Inc., CCI and the Company.
     10.4 Asset Purchase Agreement dated September 27, 1995, regarding the acquisition of substantially all of the paging assets of SigNet Paging of Raleigh, Inc., by and among CCI, SigNet Paging of Raleigh, Inc. and
          W. David Sweatt.
     10.5 Stock Purchase Agreement dated November 22, 1995, regarding the acquisition of all of the outstanding capital stock of Cobbwells, Inc. d/b/a Page One, by and among the Company, CCI, Cobbwells, Inc. d/b/a Page One, James H. Cobb, III and Warren K. Wells.
     23.1 Consent of Ernst & Young LLP, Independent Auditors

     Financial information of businesses acquired:

     99.1 Paging and Cellular of Texas
          Balance Sheet as of September 30, 1995 (unaudited)
          Statement of Income and Owner's Equity for the nine months ended September 30, 1995 (unaudited)
          Statement of Cash Flows for the nine months ended September 30, 1995 (unaudited)
     99.2 Apple Communication, Inc.
          Balance Sheet as of  September 30, 1995 (unaudited)
          Statement of Income and Retained Earnings for the nine months ended September 30, 1995 (unaudited)
          Statement of Cash Flows for the nine months ended September 30, 1995 (unaudited)
     99.3 Sun Paging Communications
          Report of Independent Auditors
          Balance Sheets as of December 31, 1994, December 31, 1993 and September 30, 1995 (unaudited)
          Statements of Operations for the year ended December 31, 1994, the period from August 6, 1993 (inception) to December 31, 1993 and the nine months ended September 30, 1995 (unaudited)
          Statements of Partners' Equity for the year ended December 31, 1994, the period from August 6, 1993 (inception) to December 31, 1993 and the nine months ended September 30, 1995 (unaudited)
          Statements of Cash Flows for the year ended December 31, 1994, the period from August 6, 1993 (inception) to December 31, 1993 and the nine months ended September 30, 1995 (unaudited)
     99.4 SigNet Paging of Raleigh, Inc.
          Balance Sheet as of September 30, 1995 (unaudited)
          Statement of Operations and Stockholders' Equity for the nine months ended September 30, 1995 (unaudited)
          Statement of Cash Flows for the nine months ended September 30, 1995 (unaudited)
     99.5 Cobbwells, Inc. d/b/a Page One
          Balance Sheet as of September 30, 1995 (unaudited)
          Statement of Operations and Accumulated Deficit for the nine months ended September 30, 1995 (unaudited)
          Statement of Cash Flows for the nine months ended September 30, 1995 (unaudited)

     Pro Forma Condensed Consolidated Financial Statements of ProNet Inc.:

     99.6 Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1995 (unaudited)
          Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1994 (unaudited)
          Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1995 (unaudited)